UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material under § 240.14a-12

OptimizeRx Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

OptimizeRx Corporation, a Nevada corporation (“OptimizeRx”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with OptimizeRx’s solicitation of proxies from its stockholders in connection with its 2025 Annual Meeting of Stockholders and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2025 Annual Meeting”). OptimizeRx has not filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2025 Annual Meeting.

Press Release Issued on March 11, 2025

Attached hereto is a press release issued by OptimizeRx on March 11, 2025. This press release is being filed herewith because it may be deemed to be solicitation material in connection with OptimizeRx’s solicitation of proxies to be used at the 2025 Annual Meeting.

Important Additional Information And Where To Find It

OptimIzeRx Corporation (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company's 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Prior to the 2025 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card.  STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto, and any other documents (including the WHITE proxy card) when filed by the Company with the SEC at the SEC's website (http://www.sec.gov) or at the Company's website at https://www.optimizerx.com/ or by contacting Andy D’Silva, SVP - Finance, by email at adsilva@optimizerx.com or by mail at OptimizeRx Corporation, 260 Charles Street, Suite 302, Waltham, MA 02453.

Certain Information Regarding Participants

The Company, its directors, certain of its executive officers, and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the 2025 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 29, 2024. To the extent holdings of such participants in the Company's securities have changed since the amounts described in the 2024 proxy statement, such changes have been reflected in the following Statements of Change in Beneficial Ownership on Form 4 filed with the SEC with respect to the Company: Form 4, filed by Stephen L. Silvestro on March 4, 2025; Form 4, filed by Stephen L. Silvestro on February 20, 2025; Form 4, filed by Edward Stelmakh on February 20, 2025; Form 4, filed by Cathy Klema on February 4, 2025; Form 4/A, filed by Edward Stelmakh on December 27, 2024; Form 4, filed by Stephen L. Silvestro on December 27, 2024; Form 4, filed by Edward Stelmakh on December 27, 2024; Form 4, filed by Edward Stelmakh on December 20, 2024; Form 4, filed by Stephen L. Silvestro on December 20, 2024; Form 4, filed by Edward Stelmakh on October 15, 2024; Form 4, filed by Stephen L. Silvestro on October 7, 2024; Form 4, filed by Edward Stelmakh on October 7, 2024; Form 4, filed by Gregory D. Wasson on June 11, 2024; Form 4, filed by Cathy Klema on June 11, 2024; Form 4, filed by Ellen O’Connor Vos on June 11, 2024; Form 4, filed by James Paul Lang on June 11, 2024; Form 4, filed by Patrick Spangler on June 11, 2024; Form 4/A, filed by Stephen L. Silvestro on May 6, 2024; Form 4, filed by Stephen L. Silvestro on May 6, 2024; and Form 4/A, filed by Stephen L. Silvestro on May 6, 2024. These filings can be found at the SEC's website at www.sec.gov. More detailed and updated information regarding the identity of participants in the solicitation, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Proxy Statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

OptimizeRx Corporation Confirms Receipt

of Notice of Director Nominations

No Stockholder Action Required at this Time

WALTHAM, MA – March 11, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today confirmed that it has received a purported notice of nominations from a stockholder, Whetstone Capital Advisors, LLC, regarding its intention to nominate two candidates for election to the OptimizeRx Board of Directors at the Company’s 2025 Annual Meeting of Stockholders.

The OptimizeRx Board of Directors will make its formal recommendation regarding director nominations in the Company’s definitive proxy statement which will be filed with the Securities and Exchange Commission and mailed to stockholders eligible to vote at the Company’s 2025 Annual Meeting of Stockholders, which has not yet been scheduled.

About OptimizeRx

OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.

Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements in this press release that reflect the Company's expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions regarding the Company's business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Important Additional Information And Where To Find It

OptimIzeRx Corporation (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company's 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Prior to the 2025 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card.  STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC at the SEC's website (http://www.sec.gov) or at the Company's website at https://www.optimizerx.com/ or by contacting Andy D’Silva, SVP - Finance, by email at adsilva@optimizerx.com or by mail at OptimizeRx Corporation, 260 Charles Street, Suite 302, Waltham, MA 02453.

Certain Information Regarding Participants

The Company, its directors, certain of its executive officers, and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the 2025 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Information relating to the foregoing can also be found in the Company's definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 29, 2024. To the extent holdings of such participants in the Company's securities have changed since the amounts described in the 2024 proxy statement, such changes have been reflected in the following Statements of Change in Beneficial Ownership on Form 4 filed with the SEC with respect to the Company: Form 4, filed by Stephen L. Silvestro on March 4, 2025; Form 4, filed by Stephen L. Silvestro on February 20, 2025; Form 4, filed by Edward Stelmakh on February 20, 2025; Form 4, filed by Cathy Klema on February 4, 2025; Form 4/A, filed by Edward Stelmakh on December 27, 2024; Form 4, filed by Stephen L. Silvestro on December 27, 2024; Form 4, filed by Edward Stelmakh on December 27, 2024; Form 4, filed by Edward Stelmakh on December 20, 2024; Form 4, filed by Stephen L. Silvestro on December 20, 2024; Form 4, filed by Edward Stelmakh on October 15, 2024; Form 4, filed by Stephen L. Silvestro on October 7, 2024; Form 4, filed by Edward Stelmakh on October 7, 2024; Form 4, filed by Gregory D. Wasson on June 11, 2024; Form 4, filed by Cathy Klema on June 11, 2024; Form 4, filed by Ellen O’Connor Vos on June 11, 2024; Form 4, filed by James Paul Lang on June 11, 2024; Form 4, filed by Patrick Spangler on June 11, 2024; Form 4/A, filed by Stephen L. Silvestro on May 6, 2024; Form 4, filed by Stephen L. Silvestro on May 6, 2024; and Form 4/A, filed by Stephen L. Silvestro on May 6, 2024. These filings can be found at the SEC's website at www.sec.gov. More detailed and updated information regarding the identity of participants in the solicitation, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Proxy Statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Sandya von der Weid

LifeSci Advisors, LLC

svonderweid@lifesciadvisors.com